UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 4, 2007 (May 1, 2007)

Janus Capital Group Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

151 DETROIT STREET
DENVER, COLORADO 80206
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code
(303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  Resignation of Director

Effective May 2, 2007, Michael D. Bills resigned from the Board of Directors (the “Board”) of Janus Capital Group Inc. (the “Company”).  Mr. Bills has served on the Board since March 2004.

 (c)  Appointment of Principal Operating Officer

Effective May 1, 2007, Andrew J. Iseman was appointed Chief Operating Officer of the Company.  Mr. Iseman reports to the Company’s Chief Executive Officer, Gary D. Black, and is a member of the Company’s Executive Committee.   He has 19 years of industry experience, and oversees the Company’s Corporate Services, Fund Services, Information Technology, Domestic and International Operations, Investment Accounting and Trade Operations.  He is also President and Chief Executive Officer of the Janus funds.

Mr. Iseman, age 42, has been with the Company and its subsidiaries since 1996.  He has served as Senior Vice President and Chief Operating Officer of the Company’s subsidiary, Janus Capital Management LLC (“JCM”), since February 2007.  From May 2005 to February 2007, Mr. Iseman served as Senior Vice President of the Company’s subsidiary, Enhanced Investment Technologies, LLC (“INTECH”).  Prior to joining INTECH, Mr. Iseman was Vice President of Investment Operations of JCM, and before joining JCM in 2003, he spent six years with the Company’s subsidiary, Berger Financial Group LLC, where he held several senior positions including Chief Operating Officer.

(d)  Election of Directors

Effective May 1, 2007, Jock Patton, a member of the Company’s Board since March 12, 2007, was appointed to the Board’s Compensation Committee.

The Company issued a news release announcing the resignation and appointments on May 4, 2007.  A copy of the news release is furnished herewith as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

99.1

Janus Capital Group Inc. press release announcing the resignation of Michael D. Bills, Director, and the appointment of Andrew J. Iseman as Chief Operating Officer, including the issuance of restricted stock awards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: May 4, 2007	By:	/s/ Scott S. Grace
Vice President and
Treasurer

EXHIBIT INDEX

Exhibit No.	Document
99.1

Janus Capital Group Inc. press release announcing the resignation of Michael D. Bills, Director, and the appointment of Andrew J. Iseman as Chief Operating Officer, including the issuance of restricted stock awards.